UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2013

Health Management Associates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11141	61-0963645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida	34108-2710
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2013, Gary D. Newsome, President and Chief Executive Officer of Health Management Associates, Inc. (the “Company”) and a member of the Board of Directors notified the Company that he will retire from these positions, effective July 31, 2013. Mr. Newsome is taking an early retirement to answer a calling from the First Presidency of The Church of Jesus Christ of Latter-day Saints to serve as the President of the Uruguay-Montevideo Mission in South America.

A copy of the Company’s press release announcing Mr. Newsome’s retirement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH MANAGEMENT ASSOCIATES, INC.

Date: May 29, 2013	By:	/s/ Steven E. Clifton
Steven E. Clifton
Senior Vice President and General Counsel